UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2015

Five Star Quality Care, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-16817	04-3516029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)           (Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms the “Company,” “we,” “us” and “our” refer to Five Star Quality Care, Inc.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on May 8, 2015, the Company’s stockholders elected Ms. Donna D. Fraiche as the Independent Director in Group II of the Board of Directors for a three year term of office until the Company’s 2018 annual meeting of stockholders and to serve until her successor shall have been elected and qualified.  Ms. Fraiche received the following votes: For — 17,181,287; Withhold — 17,030,092; and Broker Non-Votes — 10,699,890.

The Company’s stockholders also elected Mr. Gerard M. Martin as the Managing Director in Group II of the Board of Directors for a three year term of office until the Company’s 2018 annual meeting of stockholders and to serve until his successor shall have been elected and qualified.  Mr. Martin received the following votes: For — 20,151,255; Withhold — 14,060,124; Broker Non-Votes — 10,699,890.

The Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Company’s 2015 annual meeting of stockholders.  This proposal received the following votes: For — 25,912,582; Against — 6,396,738; Abstain — 1,902,059; Broker Non-Votes — 10,699,890.

The Company’s shareholders ratified the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  This proposal received the following votes: For — 43,656,164; Against — 590,680; Abstain — 664,425; Broker Non-Votes — 0.

The results reported above are final voting results.

Item 8.01                                           Other Events.

On May 8, 2015, the Company updated its Director compensation arrangements.  A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on May 8, 2015, the Company granted each of the Company’s Directors 10,000 shares of the Company’s common stock, valued at $4.12 per share, which was the closing price of the Company’s common stock on the New York Stock Exchange on that day.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

10.1                        Summary of Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

Date: May 11, 2015